Exhibit 99.1

2U, Inc. Completes Acquisition of Trilogy Education

Acquisition nearly doubles 2U’s global partner portfolio

LANHAM, Md. and NEW YORK — May 22, 2019 — 2U, Inc. (Nasdaq: TWOU), a global leader in education technology, today closed its previously announced acquisition of Trilogy Education Services, Inc., a workforce accelerator that prepares adult learners for high-growth careers in the digital economy. The closing of the transaction brings together two of the world’s leading education companies and positions Trilogy as a 2U, Inc. brand.

“Technology is transforming and redefining the future of work globally. More people at more stages in their lives are investing in themselves and their futures, upskilling and reskilling to keep pace and remain competitive in the job market,” 2U Co-Founder and CEO Christopher “Chip” Paucek said. “With our growing portfolio of now 68 great university partners, 2U is well positioned to deliver the in-demand skills working adults need—whether that’s through a degree, professional certificate, boot camp, or short course.”

“Trilogy was created to help communities across the world better prepare for the changing workforce. Our fast growth is a testament to the winning collaborations between working professionals, universities, and employers,” Trilogy Founder and CEO Dan Sommer said. “Together with 2U, our combined reach and impact will better serve even more students in even more places throughout more of their lives. We are uniquely solving an otherwise unmet need in our global economy.”

The combined company will expand 2U’s offerings across the career curriculum continuum and accelerate the company’s anticipated path to $1 billion in revenue by a year from 2022 to 2021. The strategic benefits of the acquisition include:

•                  Increasing 2U’s university portfolio from 36 to 68 partners, including The University of Western Australia and the University of Connecticut, which launched Trilogy-powered boot camps in the last month.

•                  Adding relevant, technical, skills-focused products and curriculum to 2U’s portfolio, supplementing and complementing existing online degree and short course offerings.

•                  Providing 2U with in-house expertise in running and operating in-person boot camps.

•                  Expanding 2U’s existing presence in Mexico and Europe and establishing 2U’s presence in the Australian and Canadian markets.

•                  Creating a more robust enterprise channel to compete in the $366 billion lifelong learning and corporate training market.

2U and Trilogy have proven track records of helping the world’s best universities expand and deliver on their missions in the digital age. Together, the companies have reached more than 150,000 adult learners, and 2U will now power more than 250 unique educational offerings across its portfolio.

About 2U, Inc. (Nasdaq: TWOU)

Eliminating the back row in higher education is not just a metaphor—it’s our mission. For more than a decade, 2U, Inc., a global leader in education technology, has been a trusted partner and brand steward of great universities. We build, deliver, and support more than 250 digital and in-person educational offerings, including graduate degrees, professional certificates, Trilogy-powered boot camps, and GetSmarter short courses. Together with our partners, 2U has positively transformed the lives of more than 150,000 students and lifelong learners. To learn more, visit 2U.com. #NoBackRow

Cautionary Language Concern Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, Trilogy, the Mergers and other matters. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Examples of forward-looking statements include, among others, statements we make regarding the Mergers, future results of the operations and financial position of the Company, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, risks related to the Mergers, including integration risks and failure to achieve the anticipated benefits of the Mergers, trends in the higher education market and the market for online education, and expectations for growth in those markets; the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies; our ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security; our expectations about the potential benefits of our cloud-based software-as-a-service, or SaaS, technology and technology-enabled services to university clients and students; our dependence on third parties to provide certain technological services or components used in our platform; our ability to meet the anticipated launch dates of our graduate programs and short courses; our expectations about the predictability, visibility and recurring nature of our business model; our ability to acquire new university clients and expand our graduate programs and short courses with existing university clients; our ability to successfully integrate the operations of Get Educated International Proprietary Limited, or GetSmarter, achieve the expected benefits of the acquisition and manage, expand and grow the combined company; our ability to execute our growth strategy in the international, undergraduate and non-degree alternative markets; our ability to continue to acquire prospective students for our graduate programs and short courses; our ability to affect or increase student retention in our graduate programs; our ability to attract, hire and retain qualified employees; our expectations about the scalability of our cloud-based platform; our expectations regarding future expenses in relation to future revenue; potential changes in regulations applicable to us or our university clients; and our expectations regarding the amount of time our cash balances and other available financial resources will be sufficient to fund our operations. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated.

Media Contact

Molly Forman, 2U, Inc.

mforman@2U.com